Decommissioning Obligations	12 Months Ended
Dec. 31, 2018
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Obligations
Note 19.  Decommissioning Obligations
	2018	2017
Decommissioning obligations, beginning of year	$13,699	$13,219
Changes in estimates	(338)	255
Accretion	280	225
Decommissioning obligations, end of year	$13,641	$13,699

Decommissioning obligations represent the present value of estimated remediation and reclamation costs associated with hydrocarbon properties and property, plant and equipment. As at December 31, 2018, management revised its estimates of the expected decommissioning obligations related to its hydrocarbon production and processing assets. The Group discounted the decommissioning obligations using an average discount rate of 1.98% (2017: 1.98%), which is the risk-free rate in Canada for blended government securities.
The Group’s decommissioning obligations are unsecured and will be funded from future cash flows from operations.